Investor Presentation June 2014 Exhibit 99.1

Except for historical information, the matters discussed in this presentation are forward-looking statements subject to certain risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. These forward-looking statements are identified by their use of such terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance. Actual results could differ materially from the Company’s projections. Factors that may contribute to these differences include, but are not limited to the following: conditions to closing the acquisition of the Hotel del Coronado may not be satisfied, closing on the acquisition of the Hotel del Coronado may be delayed, the effects of economic conditions and disruption in financial markets upon business and leisure travel and the hotel markets in which the Company invests; the Company's liquidity and refinancing demands; the Company's ability to obtain, refinance or extend maturing debt; the Company's ability to maintain compliance with covenants contained in its debt facilities; stagnation or deterioration in economic and market conditions, particularly impacting business and leisure travel spending in the markets where the Company's hotels operate and in which the Company invests, including luxury and upper upscale product; general volatility of the capital markets and the market price of the Company's shares of common stock; availability of capital; the Company's ability to dispose of properties in a manner consistent with its investment strategy and liquidity needs; hostilities and security concerns, including future terrorist attacks, or the apprehension of hostilities, in each case that affect travel within or to the United States, Germany or other countries where the Company invests; difficulties in identifying properties to acquire and completing acquisitions; the Company's failure to maintain effective internal control over financial reporting and disclosure controls and procedures; risks related to natural disasters; increases in interest rates and operating costs, including insurance premiums and real property taxes; delays and cost-overruns in construction and development; marketing challenges associated with entering new lines of business or pursuing new business strategies; the Company's failure to maintain its status as a REIT; changes in the competitive environment in the Company's industry and the markets where the Company invests; changes in real estate and zoning laws or regulations; legislative or regulatory changes, including changes to laws governing the taxation of REITs; changes in generally accepted accounting principles, policies and guidelines; and litigation, judgments or settlements. Additional risks are discussed in the Company’s filings with the Securities and Exchange Commission, including those appearing under the heading “Item 1A. Risk Factors” in the Company’s most recent Form 10-K and subsequent Form 10-Qs. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The forward-looking statements are made as of the date of this presentation, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Disclaimer 1

I. Strategic Hotels: An Overview II. Financial Overview III. Strategic Plan IV. Industry Update & Operating Trends V. Appendix I. Case Studies II. Corporate Governance Strategic Hotels: An Overview 2

3 BEE’s Strategy to Drive Shareholder Value Disciplined capital allocation & external growth strategy Enhance and expand our high-end, unique, and irreplaceable hotel portfolio Proactive and conservative balance sheet management Industry leading asset management platform BEE’s strategy has delivered industry leading operating results and shareholder returns

0 100 200 300 400 500 600 700 800 900 1,000 2009 2010 2011 2012 2013 2014 BEE Peers SNL Hotel REITs RMS 4 BEE Has Delivered Exceptional Returns to its Shareholders BEE’s returns over 1-year, 3-years, and 5-years are unmatched in the sector (1) BEE Peers(1) SNL Hotel REITs RMS 1-yr 33.3% 26.2% 22.2% 6.9% 3-yr 63.4% 33.4% 37.0% 35.2% 5-yr 840.9% 152.2% 170.8% 177.2% Source: SNL Financial as of 05/29/14 (1) Includes DRH, LHO, PEB, SHO and HST 840.9% 152.2% 177.2% 170.8%

I. Strategic Hotels: An Overview II. Financial Overview III. Strategic Plan IV. Industry Update & Operating Trends V. Appendix I. Case Studies II. Corporate Governance Financial Overview

1st Quarter Results (EBITDA in millions) 6 Industry leading first quarter results 1Q 2013 1Q 2014 Operations (Total United States Portfolio) ADR $271 5.1% $285 RevPAR $184 6.3% $196 Total RevPAR $352 9.2% $384 EBITDA Margins 18.0% 220 bps 20.2% Corporate Results Comparable EBITDA $34.5 19.5% $41.2 Comparable FFO / share $0.01 500.0% $0.06

(1) Excludes payments under the JW Marriott Essex House guarantee. Note: Guidance updated to reflect 5/28/14 equity offering, purchase of JV partner’s interest in the Hotel del Coronado, and tender for Series C preferred equity. 2014 Guidance (EBITDA in millions) 7 Strong results expected to continue (1) (1) 2013 Actual 2014 Guidance Operations (Total United States Portfolio) RevPAR $213 5%-7% $223-$228 Total RevPAR $392 5%-7% $412-$420 EBITDA Margins 23.5% 125 - 200bps 24.8%-25.5% Corporate Results Comparable EBITDA $213 8%-17% $230-$250 Comparable FFO / share $0.43 37%-58% $0.59-$0.68

I. Strategic Hotels: An Overview II. Financial Overview III. Strategic Plan IV. Industry Update & Operating Trends V. Appendix I. Case Studies II. Corporate Governance Strategic Plan

9 BEE’s Strategy to Drive Shareholder Value Disciplined capital allocation & external growth strategy Enhance and expand our high-end, unique, and irreplaceable hotel portfolio Proactive and conservative balance sheet management Industry leading asset management platform

o Unique portfolio of luxury and upper upscale hotels in public markets o Locations in high-barrier-to-entry urban and resort markets with limited supply growth o Complex hotels with multiple revenue streams managed as mixed-use assets o World-class amenities managed by world-class operators High-End, Unique & Irreplaceable Portfolio 10 Four Seasons Jackson Hole Loews Santa Monica Ritz-Carlton Half Moon Bay Elements of BEE’s Portfolio Strategy

JW Marriott Essex House InterContinental Chicago Westin St. Francis Exceptional Portfolio of Urban and Resort Destinations 11 Ritz-Carlton Laguna Niguel Hotel del Coronado Four Seasons Washington, D.C.

Top-Tier Market Exposure

STRATEGIC
Hotels & Resorts

Northern California


Westin St. Francis


Four Seasons Silicon Valley


Ritz-Carlton Half Moon Bay

Southern California


Loews Santa Monica


Ritz-Carlton Laguna Niguel


Hyatt Regency La Jolla


Hotel del Coronado

Wyoming


Four Seasons Jackson Hole

Chicago


InterContinental Chicago


Fairmont Chicago


Marriott Lincolnshire

New York


JW Marriott Essex House

Washington, D.C.


Four Seasons Washington, D.C.

Miami


InterContinental Miami



Phoenix


Fairmont Scottsdale Princess

Note: Company also owns a leasehold interest in the Marriott Hamburg.

LUXURY. OWNED AND MANAGED.™

12

-6% -4% -2% 0% 2% 4% 6% 8% 10% 12% 198 9 199 1 199 3 199 5 199 7 199 9 200 1 200 3 200 5 200 7 200 9 201 1 201 3 o Approximately 2% competitive supply in current pipeline in BEE markets o High-end hotels trading at significant discounts to replacement costs further reducing supply risk o Limited capital available for new hotel development o Long-lead time needed to develop competitive product Limited Competitive Supply Growth in BEE Markets 13 U.S. Luxury Supply Change (TTM) 3.8% Average Source: Smith Travel Research

14 BEE’s Strategy to Drive Shareholder Value Disciplined capital allocation & external growth strategy Enhance and expand our high-end, unique, and irreplaceable hotel portfolio Proactive and conservative balance sheet management Industry leading asset management platform

$92 $78 $76 $59 $59 $50 $0 $20 $40 $60 $80 $100 BEE LHO PEB SHO HST DRH 112.0 110.8 109.4 112.1 113.7 113.6 114.6 114.9 100.0 104.0 108.0 112.0 116.0 2007 2008 2009 2010 2011 2012 2013 TTM o Intense focus on operational excellence o Revenue management systems focused on driving ADR o Expense controls including food and beverage procurement and labor management systems o Strong relationships with and rigorous oversight of brand managers o Execution of value enhancement capital projects EBITDA Per Available Room Industry Leading Asset Management Platform Note: All metrics represent full-year 2013 results BEE portfolio reflects Total United States portfolio and excludes payments under the JW Marriott NOI guarantee. Source: Public filings Source: Smith Travel Research 15 Annual RevPAR Index Asset management expertise has driven outperformance

$180 $83 $80 $76 $60 $59 $0 $40 $80 $120 $160 $200 BEE PEB HST LHO DRH SHO $213 $186 $168 $151 $148 $138 $100 $125 $150 $175 $200 $225 BEE PEB LHO HST SHO DRH $284 $223 $219 $199 $185 $184 $120 $180 $240 $300 BEE PEB LHO HST SHO DRH 210 100 90 84 45 40 0 50 100 150 200 250 BEE HST PEB LHO DRH SHO ADR RevPAR EBITDA Margin Expansion (bps)(1) Non–Rooms Revenue Per Available Room Note: All metrics represent full-year 2013 results BEE portfolio reflects Total United States portfolio and excludes payments under the JW Marriott NOI guarantee. (1) Peer EBITDA margins adjusted for disclosed displacement Source: Public filings BEE’s Operating Metrics Lead the Sector 16 BEE delivers industry leading results

8.9% 6.4% 5.8% 5.6% 5.3% 4.5% 2.0% 4.0% 6.0% 8.0% 10.0% BEE PEB HST LHO DRH SHO 7.9% 7.0% 6.0% 5.4% 5.0% 4.7% 4.0% 5.0% 6.0% 7.0% 8.0% BEE PEB HST DRH SHO LHO 17 Significant Outperformance Throughout the Recovery Source: Company filings Note: Based on the average reported same-store RevPAR growth from each year, however may not reflect a same-store comparison over entire 4-year period. BEE performance reflects the North America Same Store Portfolio Source: Company filings BEE performance reflects the North America Same Store Portfolio Average RevPAR Growth 2010-2013 2013 Same-store RevPAR Growth Outperformance driven by asset quality and leading asset management platform

54%35% 11% Rooms Other Food & Beverage 67% 27% 6% Food & Beverage Other Rooms o Total RevPAR is key top-line performance metric o Focus on maximizing RevPAR, non-rooms revenue, and EBITDA per room o Assets operated as complex, mixed-use properties with significant ancillary revenue BEE Total Revenue Mix Peers Total Revenue Mix Note: Metrics reflect full-year 2013 BEE portfolio reflects the Total United States portfolio Peers include: DRH, HST, LHO, PEB, SHO Source: Public filings BEE Revenue Mix Compared to Peers 18 BEE has highest Total RevPAR and EBITDA per room and most diverse revenue mix among peer group

2012 BEE (1) Luxury Average (2) Variance Average Number of Rooms 327 298 29 Occupancy 71% 73% -2% ADR $278 $272 $6 RevPAR $197 $197 $0 Rooms Profit Margins 72.7% 71.4% 1.3% F&B Profit Margins 31.7% 23.3% 8.4% Departmental Profit 53.9% 52.5% 1.4% GOP 32.7% 30.2% 2.5% BEE Luxury Assets Outperform Industry 19 (1) Includes 11 hotels: FC, FSP, FSDC, FSJH, FSSV, HdC, IC, IM, LSM, RCHMB, RCLN (2) Per Smith Travel Research 2013 HOST Report (contains data for 2012; 2013 data not yet available) 250 basis point margin outperformance on same RevPAR

20 Continually Elevating the Guest Experience Luxury Rooms Meeting / Banquet Premium Dining Retail Outlets Fitness / Spas Bars / Lounges o Properties designed to be vibrant environments with multiple activities and sources of revenue o Destination hotels/resorts with repeat customers o Diverse revenue mix o Unmatched expertise in complex asset management

World-Class Hotels Operated by World-Class Brands

STRATEGIC Hotels & Resorts

Four Seasons

Washington, D.C.
Silicon Valley
Jackson Hole

11 hotels in Conde Nast Top 100 Hotels in the World

22 AAA Five Diamond Awards

31 hotels on Conde Nast Traveler Gold List

16 hotels in Robb Reports' Top 100

The Ritz-Carlton

Laguna Niguel
Half Moon Bay

35 hotels in U.S. News & World Report's Best Hotel Rankings

28 AAA Five Diamond Properties

Top Luxury Hotel Brand by J.D. Power and Associates

17 hotels recognized by Travel + Leisure *Magazine World's Best Awards*

InterContinental Hotels & Resorts

Chicago
Miami

World Travel Awards Leading Hotel Brand

World Travel Awards Leading Business Hotels Brand

Best Business Hotel Brand by Business Traveler Awards

10 hotels on Conde Nast Gold List

Fairmont Hotels & Resorts

Chicago
Scottsdale

10 hotels in Travel + Leisure Magazine *World's Best Hotels*

8 hotels in the U.S. News & World Report Best hotels in the USA

12 hotels on Conde Nast Traveler Gold List

Loews Hotels • Resorts

Santa Monica

Recipient of five HSMAI Adrian Awards for creative brilliance and best practices

Recognized by Travel + Leisure for *World's Best Hotels for Families*

Westin Hotels & Resorts

St. Francis, San Francisco

Travel Weekly Reader's Choice award for best upper upscale brand

51 AAA Four Diamond Awards

JW Marriott

Essex House, New York City

21 hotels in U.S. News & World Report 's Best Hotel Rankings

11 hotels received the Gold Key award by Meetings and Conventions magazine

Hyatt Regency

La Jolla

10 hotels received Conde *Nast Reader's* Choice Award

6 hotels on Conde Nast Top Spa List

LUXURY. OWNED AND MANAGED.™

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22 BEE’s Strategy to Drive Shareholder Value Disciplined capital allocation & external growth strategy Enhance and expand our high-end, unique, and irreplaceable hotel portfolio Proactive and conservative balance sheet management Industry leading asset management platform

$163.0 Undrawn $137.0 Outstanding $130.0 $94.8 $85.0 $120.0 $350.5 $117.0 $475.0 $143.9 $300.0 Capacity $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 2014 2015 2016 2017 2018 2019 2020 2021 Bank Life Co. CMBS Corporate $445.3 $263.9 Key Stats (a) Today Net Debt/EBITDA 5.4x Net Debt+Pref /EBITDA 5.8x Net Debt+Pref/TEV 35.5% Corporate liquidity (MM) $350.0 Mix of Debt Bank Debt 28.3% Life Insurance Co. 23.1% CMBS 48.5% o Reduced Net Debt / EBITDA to 5.4x from over 14.0x (2009) o Proceeds from asset sales used to further deleverage o Target leverage ratios: o Net Debt / EBITDA: 3x – 5x o Net Debt + Preferred / EBITDA: 4x – 6x o Manage debt maturities across years limiting excess maturities in a single year o Closed new stock secured credit facility in April 2014 o Goal to restore common dividend as soon as prudent o Redeemed Series A and intend to redeem Series C preferred equity Proactive and Conservative Balance Sheet Management 23 Current Note: Assumes full extension periods for all loans and closing of Hotel del Coronado transaction. (a) EBITDA reflects mid-point of 2014 guidance range adjusted for year-to-date transaction activity and redemption of Series C preferred equity.

24 BEE’s Strategy to Drive Shareholder Value Disciplined capital allocation & external growth strategy Enhance and expand our high-end, unique, and irreplaceable hotel portfolio Proactive and conservative balance sheet management Industry leading asset management platform

Disciplined Capital Allocation

STRATEGIC Hotels & Resorts

- Recycled capital through well-timed asset sales at attractive valuations
- Demonstrated track record of value creation through opportunistic acquisitions
- Continued assessment and execution of ROI enhancing capital projects
- Recent purchase of partners' interest at the Fairmont Scottsdale Princess and Hotel del Coronado
- Sale of the Four Seasons Punta Mita & the Marriott London Grosvenor Square

Fairmont Scottsdale Princess



Purchased JV partner's interest March 2014
12.7x EBITDA multiple and 6.5% cap rate

JW Marriott Essex House


ESSEX
HOUSE

Acquired September 2012
Increased EBITDA $10.1 million[(1),(2)]
in first full-year of ownership

[(1)] 2013 EBITDA adjusted for one-time items & excludes Marriott NOI guarantee
[(2)] Metrics reflect 100% ownership
Note: Property results exclude corporate adjustments / allocations

LUXURY. OWNED AND MANAGED.™

25

o Under contract to purchase remaining 63.6% interest from Blackstone for total consideration of $499.7 million o Implied acquisition price of $787.0 million, net of cash o The Company will consolidate $475.0 million mortgage debt, priced at LIBOR + 365bps o Operated under a terminable management agreement o Ownership interest since 2006 provides familiarity with the hotel o Discount to replacement cost o Strong market fundamentals; limited supply growth in San Diego market Acquisition of Remaining Interest in the Hotel del Coronado 26 Hotel from the Beach Beach Village Guestroom Valuation Metrics (full year 2014 forecast) EBITDA multiple 14.3x NOI capitalization rate 6.2%

o On June 2nd, the Company closed a 41.4 million share offering of common stock at $10.50 per share o Offering was upsized 2.0 million shares o Includes full exercised 15% underwriter overallotment option o $10.50 per share represented a 5.4% discount to prior day close of $11.10 (high since 2008) o Priced at ~2% discount to 20-day VWAP o Net proceeds are estimated to be ~$416.8 million Common Equity Issuance 27 Use of Proceeds from Equity Issuance ($ in illions) Purchase of 63.6% interest in the Hotel del Coronado $210.0 Retirement of Series C Preferred Equity 95.7 Repayment of outstanding line of credit balance 61.0 Excess proceeds 50.1 Estimated total proceeds $416.8

External Growth Strategy 28 Deliver return on investment that exceeds cost of capital Luxury and Upper- Upscale hotels Gateway cities and resort destinations Complex assets with multiple revenue streams Discount to replacement cost Operational upside o Ongoing evaluation of external growth opportunities in North America o Target assets where we can generate more value than other potential owners o Must meet rigorous qualitative and quantitative investment thresholds o Create value through proven asset management platform o Operational improvements o Capital investment plans o Price and leverage discipline are critical Opportunistically evaluating high-end assets in attractive markets that will deliver a return that exceeds the Company’s cost of capital

I. Strategic Hotels: An Overview II. Financial Overview III. Strategic Plan IV. Industry Update & Operating Trends V. Appendix I. Case Studies II. Corporate Governance Industry Update & Operating Trends

-15% -10% -5% % 5% 10% 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 o Supply growth remains historically low and lack of active development pipeline o Limited competitive supply growth in BEE markets o No meaningful supply additions for the foreseeable future o Lodging demand historically correlates with GDP (~80%) o Customer demographics for luxury / high-end very strong Luxury Demand Growth exceeding Luxury Supply Growth Source: Smith Travel Research Favorable Luxury Lodging Supply & Demand Dynamics Current: 120 bps 30 Demand growth currently exceeds supply growth by 120 bps Average: 40 bps

-20% -15% -10% -5% 0% 5% 10% 15% 20% 198 8 199 0 199 2 199 4 199 6 199 8 200 0 200 2 200 4 200 6 200 8 201 0 201 2 201 4E Total U.S. Luxury Source: Smith Travel Research and PWC Annual % Change in RevPAR o Luxury hotel RevPAR growth outperforms in a recovery o 1992 – 2000: 9 consecutive years of annual luxury RevPAR growth totaling 115% or 8.9% annually o 2002 – 2007: 5 consecutive years of annual luxury RevPAR growth totaling 48% or 8.2% annually o Luxury occupancy exceeding recent cycle peaks Luxury Hotels Outperform in a Recovery 31 Luxury Outperformance: 2.3% CAGR Luxury outperformed by 200-400 basis points in previous recoveries Luxury Outperformance: 2.2% CAGR Luxury Outperformance: 4.4% CAGR

o Group pace remains the most reliable forward looking indicator Year-Over-Year Group Pace(1) Group room nights 9% below peak (2) (1) Graph excludes the JW Marriott Essex House (2) 2014 in the year production assumes same production as 2013 2014 Group Booking Outlook 32 (2) Room Nights on the books for 2014 +5.8%; ADR +2.6% 0 200,000 400,000 600,000 800,000 1,000,000 2007 2008 2009 2010 2011 2012 2013 2014F Definite through April Production in the year

33 BEE’s Strategy to Drive Shareholder Value Disciplined capital allocation & external growth strategy Enhance and expand our high-end, unique, and irreplaceable hotel portfolio Proactive and conservative balance sheet management Industry leading asset management platform BEE’s strategy has delivered industry leading operating results and shareholder returns

I. Strategic Hotels: An Overview II. Financial Overview III. Strategic Plan IV. Industry Update & Operating Trends V. Appendix I. Case Studies II. Corporate Governance Case Studies

JW Marriott New York Essex House – Case Study Objective o Restore hotel to former prominence as a premiere hotel on Central Park South o Restructure hotel operations to improve profitability Initiatives o Rebrand hotel to JW Marriott o Reconfigure room sales strategy to drive ADR o Address underperformance in F&B outlets o Improve operating margins Results (2013 vs. 2012)* o $46.00 (12%) increase in ADR – 3% growth in New York market o $10.1 million increase in EBITDA from $5.1 million to $15.2 million (159% flow-through) o $2.8M increase in F&B contribution on $400k increase in revenue o 1,000 basis point increase in GOP margin from 17% to 27% 35 *2013 results are adjusted for one-time costs incurred during the year. Note: Property results exclude corporate adjustments / allocations. EBITDA increased 200% in first year of ownership

$70.8 $51.8 $54.7 $59.7 $67.2 $76.5 $9.5 $3.3 $6.4 $8.5 $12.7 $16.6 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 2008 2009 2010 2011 2012 2013 Total Revenue EBITDA Margin Four Seasons Jackson Hole & Silicon Valley – Case Study Initiatives o Implementation of labor and F&B procurement best practices o Introduction of aggressive room sales program to drive ADR o Food and beverage outlet repositioning (millions) 36 Results (2013 vs. 2008) o $7.1M increase in EBITDA on $5.6 million increase in Revenue (126% flow-through) o 22% reduction in hours worked per occupied room o 280 basis point reduction in food cost o 830 basis point increase in EBITDA margin Objective o Design and execute hotel master plans to increase profitability (margin) Asset Management Acquired Hotel 126% Flow Through to EBITDA since SHR involvement Note: Property results exclude corporate adjustments / allocations.

0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 2007 2008 2009 2010 2011 2012 2013 Gr ou p R oo m Ni gh tsFairmont Scottsdale Princess – Case Study 37 Objective o Address change in group demand patterns and recapture group market share Initiatives o $26 million investment in 2012 and 2013 o 20,000 sq. ft. Palomino ballroom o Renovation of existing meeting space o F&B and public space enhancements o Wellness spa concept Results (2013 vs. 2012) o 20% increase in group room nights versus 5.0% growth in competitive set o 47% increase in EBITDA, from $12.8 million to $18.9 million o 15% increase in group RevPAR index (TTM Dec 2013) o 19% yield on investment in Palomino ballroom 116k Palomino Ballroom 111k 62k 92k Group room nights +20% following opening of ballroom Note: Property results exclude corporate adjustments / allocations.

1.02x 1.04x 1.06x 1.08x 1.10x 1.12x 1.14x 1.16x 1.18x 0.00 20.00 40.00 60.00 80.00 100.00 120.00 140.00 160.00 2009 2010 2011 2012 2013 IM RevPAR Comp Set RevPAR Penetration InterContinental Miami – Case Study 38 Objective o Gain market share through product repositioning Initiatives o $30 million capital investment in 2010 and 2011: o Guestroom renovation o Innovative lobby, façade and porte-cochere enhancements o Introduction of new F&B offerings o Meeting space renovation Results (2013 vs. 2009) o 12% RevPAR CAGR (+120 bps to competitive set) o 0.05x increase in RevPAR index to competitive set o ~$3.7M incremental Revenue o ~$2.6M incremental EBITDA o 146% EBITDA growth ($10.6 million, from $7.3 million to $17.9 million) Renovation Period LED Lit Digital Façade Note: Property results exclude corporate adjustments / allocations.

2006 2013 Variance Occupancy 70% 72% 3% ADR $495.72 $577.69 17% RevPAR 347.07 416.24 20% Total Revenue $48,984 $68,675 40% Rooms Profit Margin 74% 76% 1% F&B Profit Margin 19% 25% 6% GOP $12,516 $21,775 74% GOP Margin 26% 32% 6% EBITDA $9,078 $16,756 85% EBITDA Margin 19% 24% 6% Four Seasons Washington, D.C. – Case Study 39 Objective o Create one of the world’s premier Four Seasons hotels Initiatives o $40 million investment in 2006-2007 and 2012-2013 o 11-room addition including Royal Suite o Lobby and meeting space renovation / expansion o Bourbon Steak restaurant and bar o Retail space and F&B outlet optimization o Refocused room sales strategy to drive ADR Results (2013 vs. 2006) o $82 increase in ADR (+17%) – D.C. market over same time increased only 2.5% o ~85% growth in EBITDA ($7.7 million) o Flexibility and speed to market delivered exceptional yield on investment opportunities Royal Suite Note: Property results exclude corporate adjustments / allocations.

I. Strategic Hotels: An Overview II. Financial Overview III. Strategic Plan IV. Industry Update & Operating Trends V. Appendix I. Case Studies II. Corporate Governance Corporate Governance

o The Company’s board and management team have significant depth and breadth of expertise in the hotel and REIT industries o Eight of the Company’s nine board members are independent o All directors elected annually, and committees only comprised of independent members o Recently enhanced board and appointed new lead independent director o Accelerated the expiration date of shareholder rights plan o The Company’s target total direct compensation opportunity for its NEOs is generally at the median of the Company’s compensation peer group o The Company’s compensation plan for NEOs is more heavily weighted to performance share units based on TSR than the average of the Company’s compensation peer group o The Company’s Say On Pay vote was in excess of 99% of shares voted Corporate Governance Initiatives 41 The Company is committed to maintaining the highest standards of corporate governance

42 BEE’s Strong Leadership Team Prior Experience Management Years with BEE  Former President of the Global Development Group for Starwood Hotels and Resorts  Former Director, Chairman and CEO of Starwood Vacation Ownership and served as Chairman and Co-CEO of Vistana, a company he sold to Starwood  Serves on the Board of Directors of Marriott Vacations Worldwide 5 years Raymond L. “Rip” Gellein Jr. Chairman & CEO Diane Morefield Executive VP & CFO 4 years  Former CFO of Equity International; 12 year tenure at Sam Zell related entities including Equity Office  Serves on the Board and is Audit Committee Chair of Spirit Realty Capital  Senior officer with Barclays Bank real estate group Richard Moreau Executive VP & COO 16 years  Former Principal at Gremor Hospitality  Executive / officer positions at Hyatt Hotels, Inn America Corporation and Howard Johnson Company Paula Maggio Executive VP, Secretary & General Counsel 13 years  Responsible for the Company’s legal affairs since 2000  Former lawyer for Altheimer & Gray

BEE's Highly Qualified & Independent Board of Directors

Directors	Years of Service	Independent	Experience
Raymond "Rip" Gellein Jr.	5 years		• Chairman and CEO of Strategic Hotels & Resorts • Former President of the Global Development Group for Starwood Hotels and Resorts • Former Director, Chairman and CEO of Starwood Vacation Ownership and served as Chairman and Co-CEO of Vistana • Serves on the Board of Directors of Marriott Vacations Worldwide
Sheli Rosenberg Lead Independent Director	2 years	✓	• Former President, CEO and Vice Chairman of Equity Group Investments • Previously a Principal of Rosenberg & Liebentritt PC and a Managing Partner of Schiff Hardin, LLP • Lead Independent Director of Equity Lifestyle Properties and Director of Nanosphere, Spirit Realty, Ventas, and Cellular Dynamics International
Robert Bowen	10 years	✓	• Former Partner of Arthur Andersen, LLP • Served as member of Arthur Andersen's hospitality industry team • Previously served as a Director of Gaylord Entertainment and Equity Inns
James Jeffs	8 years	✓	• Managing Director and CIO of The Whittier Trust Company • Former Chairman and CEO of Chaparral Resources, CIO and Senior VP of Trust Services America and President and CEO of TSA Capital Management • Director of Primexx Operating Corporation and Director and Co-Chairman of Max Petroleum
David Johnson	Appointed in 2014	✓	• President and CEO of Aimbridge Hospitality • Previously Executive Vice President/Chief Marketing Officer and President of Wyndham Hotels • Serves on the Board of Directors for The Juvenile Diabetes Research Foundation, Meeting Professionals International, and Active International. Previously served on the Board of Directors for Gaylord Entertainment
Richard Kincaid	5 years	✓	• President and Founder of the BeCause Foundation • Former President, CEO and Director of Equity Office Properties Trust, where he also had positions of Executive Vice President, COO and CFO • Serves on the Board of Directors of Rayonier and Vail Resorts
Sir David Michels	8 years	✓	• Former CEO of Hilton Group PLC and Hilton International, previously a Non-Exec. Director of Hilton Hotels • Serves as Deputy Chairman and Senior Director of Marks & Spencer, Director of Jumeirah Hotels, Chairman of London & Capital, Chairman of Michels & Taylor, and non-exec. director Miroma Ventures and Savoy London • Previously served as Deputy Chairman and Senior Director of easy Jet PLC and CEO of Stakis PLC
William Prezant	9 years	✓	• Partner in the law firm of Prezant & Mollath • Serves on the Board of Directors of Forward Management, Macroh USA, and You Technologies • Previously served as Director of MacGregor Golf Company
Eugene Reilly	5 years	✓	• CEO of the Americas for Prologis, which merged with his former company, AMB Property Corporation • Former CIO of Cabot Properties • Member of the Urban Land Institute

LUXURY. OWNED AND MANAGED.™

43

Non-GAAP to GAAP Reconciliations 44 Reconciliation of Net Debt / EBITDA ($ in 000s) 1Q 2014 Adj. for Preferred A redemption Adj. for equity offering / HdC buyout / Pref C redemption Pro Forma for Asset Sales Consolidated debt $1,193.8 $445.0 $1,638.8 Pro rata share of unconsolidated debt 172.9 (172.9) 0.0 Pro rata share of consolidated debt (132.8) (132.8) Preferred stock redemption liability 103.7 (103.7) 0.0 Cash and cash equivalents (166.9) 103.7 (81.1) (144.3) Net Debt $1,171 $191 $1,362 Comparable EBITDA $251.7 Net Debt / EBITDA 5.4x Midpoint of Current Guidance $240.0 Adjustments for transaction activity $11.7 Proforma EBITDA $251.7 Comparable EBITDA reflects mid-point of 2014 guidance range adjusted for full-year impact from the sale of the Four Seasons Punta Mita and Marriott London Grosvenor Square, and purchase of JV partners' interest in the Fairmont Scottsdale Princess and Hotel del Coronado.

Non-GAAP to GAAP Reconciliations 45 Reconciliation of Net Debt + Preferred Equity / EBITDA ($ in 000s) 1Q 2014 Adj. for Preferred A redemption Adj. for equity offering / HdC buyout / Pref C redemption Pro Forma for Asset Sales Consolidated Debt $1,193.8 $445.0 $1,638.8 Pro rata share of unconsolidated debt 172.9 (172.9) 0.0 Pro rata share of consolidated debt (132.8) 0.0 (132.8) Preferred Equity 186.1 (95.7) 90.4 Preferred stock redemption liability 103.7 (103.7) 0.0 0.0 Cash and cash equivalents (166.9) 103.7 (81.1) (144.3) Net Debt + Preferreds $1,356.8 $95.3 $1,452.0 Comparable EBITDA $251.7 Net Debt + Preferreds / EBITDA 5.8x Midpoint f Current Guidance $240.0 Adjustments for transaction activity 11.7 Proforma EBITDA $251.7 Comparable EBITDA reflects mid-point of 2014 guidance range adjusted for full-year impact from the sale of the Four Seasons Punta Mita and Marriott London Grosvenor Square, and purchase of JV partners' interest in the Fairmont Scottsdale

Non-GAAP to GAAP Reconciliations 46 Reconciliation of Net Debt + Preferred Equity / TEV ($ in 000s) 1Q 2014 (a) Adj. for Preferred A redemption Adj. for equity offering / HdC buyout / Pref C redemption Pro Forma Consolidated Debt $1,194 $445 $1,639 Pro rata share of unconsolidated debt 173 (173) 0 Pro rata share of consolidated debt (133) (133) Preferred Equity 186 (96) 90 Preferred stock redemption liability 104 (104) 0 Cash and cash equivalents (a) (167) 104 (81) (144) Net Debt + Preferreds $1,357 $95 $1,452 Market Capitalization $2,228 $435 $2,663 Total Debt + Preferreds 1,524 1,596 Cash and cash equivalents (167) (167) Total Enterprise Value $3,585 $435 $4,092 Net Debt + Preferred Equity / Enterprise Value 35.5% (a) 1Q 2014 balance sheet adjusted for May 28th closing share price.

Non-GAAP to GAAP Reconciliations 47

Non-GAAP to GAAP Reconciliations 48

Non-GAAP to GAAP Reconciliations 49 2014 Guidance (in millions, except per share data) Low Range High Range Net Income Attributable to Common Shareholders $289.5 $309.5 Depreciation and Amortization 134.9 134.9 Interest Expense 86.7 86.7 Income Taxes 3.1 3.1 Non-controlling Interests 1.3 1.3 Adjustments from Consolidated Affiliates (16.1) (16.1) Adjustments from Unconsolidated Affiliates 7.9 7.9 Preferred Shareholder Dividends 13.7 13.7 Preferred Stock Redemption Liability 3.7 3.7 Realized Portion of Deferred Gain on Sale Leasebacks (0.2) (0.2) Gain on Sale of Asset (155.8) (155.8) Gain on Consolidation of Affiliate (141.1) (141.1) Other Adjustments 2.4 2.4 Comparable EBITDA $230.0 $250.0 Net Income Attributable to Common Shareholders $289.5 $309.5 Depreciation and Amortization 134.1 134.1 Realized Portion of Deferred Gain on Sale Leasebacks (0.2) (0.2) Gain on Sale of Asset (155.8) (155.8) Gain on Consolidation of Affiliate (141.1) (141.1) Non-controlling Interests 1.2 1.2 Adjustments from Consolidated Affiliates (8.6) (8.6) Adjustments from Unconsolidated Affiliates 4.8 4.8 Interest Rate Swap OCI Amortization 8.9 8.9 Preferred Stock Redemption Liability 3.7 3.7 Other Adjustments 2.1 2.1 Comparable FFO $138.6 $158.6 Comparable FFO per Diluted Share $0.59 $0.68

Non-GAAP to GAAP Reconciliations 50 Update when Guidance ranges available